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                                                                      Exhibit 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A, of the Janus Adviser Risk-Managed Value Fund, to us under the heading "Independent Registered Public Accounting Firm".

PricewaterhouseCoopers LLP

Denver, Colorado
December 29, 2005